UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
 Date of Report (Date of earliest event reported): November 13, 2026

Valaris Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-08097	98-1589854
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Richmond House, 12 Par-la-Ville Road
Hamilton, Bermuda, HM 08
 Registrant’s telephone number, including area code: 44 (0) 20 7659 4660

 Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value share	VAL	New York Stock Exchange
Warrants to purchase Common Shares	VAL WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously announced, on February 9, 2026, Valaris Limited, an exempted company limited by shares incorporated under the laws of Bermuda (“Valaris”), and Transocean Ltd., a Swiss corporation (“Transocean”), entered into a Business Combination Agreement (the “Agreement”). The Agreement provides that, among other things and upon the terms and subject to the conditions thereof, Transocean will acquire all of the issued and outstanding common shares of Valaris (the “Valaris Shares”) in exchange for 15.235 shares of Transocean per Valaris Share (the “Business Combination”), pursuant to a court-sanctioned scheme of Arrangement (the “Scheme of Arrangement”) between Valaris and the shareholders of Valaris (the “Valaris Shareholders”), pursuant to section 99 of the Companies Act 1981 of Bermuda, as amended (the “Companies Act”).

On May 19, 2026, Valaris and Transocean filed a joint preliminary proxy statement on Schedule 14A with the United States Securities and Exchange Commission (the “Preliminary Joint Proxy Statement”) in connection with the (i) special court-ordered meeting of Valaris (the “Valaris Court Meeting”), to be held on November 24, 2026, at which the Valaris Shareholders will vote on, among other matters related to the Business Combination, the Scheme of Arrangement and (ii) extraordinary general meeting (the “Transocean Meeting”) of shareholders of Transocean (the “Transocean Shareholders”), to be held on November 24, 2026, at which the Transocean Shareholders will vote on certain matters related to the Business Combination. On October 14, 2026, Valaris and Transocean filed a joint definitive proxy statement on Schedule 14A with the United States Securities and Exchange Commission (the “Definitive Joint Proxy Statement”). Following the filing of the Definitive Joint Proxy Statement, Valaris and Transocean commenced mailing of the Definitive Joint Proxy Statement to their respective shareholders on or about October 14, 2026.

Since the filing of the Preliminary Joint Proxy Statement, as of the date hereof, Valaris and Transocean have each received multiple demand letters from purported shareholders of Valaris and Transocean, as applicable, related to the Business Combination (the “Demand Letters”).  The Demand Letters each allege that the Preliminary Joint Proxy Statement or the Definitive Joint Proxy Statement, as applicable, contains certain disclosure deficiencies and/or incomplete information regarding the Business Combination and seek additional disclosures to remedy these alleged deficiencies and omissions. It is possible that additional, similar Demand Letters may be received by Valaris or Transocean regarding the Business Combination. Absent new or different allegations that are material or a disclosure obligation under the U.S. federal securities laws, Valaris will not necessarily disclose such additional matters.

Valaris denies that any further disclosure beyond that already contained in the Definitive Joint Proxy Statement is required under applicable law. However, in order to avoid the risk that the Demand Letters may delay or otherwise adversely affect the consummation of the Business Combination, to avoid nuisance and minimize the distractions, uncertainties and expense inherent in litigation, and without admitting any liability or wrongdoing, Valaris is voluntarily making certain disclosures below that supplement those contained in the Definitive Joint Proxy Statement. These disclosures, and disclosures of certain other matters, are provided in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Valaris denies all allegations in the Demand Letters and specifically deny that any additional disclosure was or is required or that the supplemental disclosures below are otherwise material.

SUPPLEMENT TO THE DEFINITIVE JOINT PROXY STATEMENT

Valaris is supplementing the Definitive Joint Proxy Statement with certain additional information set forth below. These disclosures should be read in connection with the Definitive Joint Proxy Statement, which should be read in its entirety and is available on the SEC’s website at www.sec.gov, along with the periodic reports and other information Valaris and Transocean file with the SEC related to the Business Combination. The supplemental disclosures contained herein will not affect the timing of the Valaris Court Meeting or the Transocean Meeting.

All page references are to pages in the Definitive Joint Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Definitive Joint Proxy Statement. To the extent the following information differs from or conflicts with the information contained in the Proxy Statement, the information set forth below shall be deemed to supersede the respective information in the Proxy Statement. New text within the amended and supplemented language from the Definitive Joint Proxy Statement is indicated in bold and underlined text (e.g., bold, underlined text), and deleted text within the amended and supplemented language from the Definitive Joint Proxy Statement is indicated in bold and strikethrough text (e.g., ~~bold, strikethrough text~~).

The disclosure beginning on page 77 of the Definitive Joint Proxy Statement under the heading "Description of the Business Combination — Background to the Business Combination” is hereby amended by adding the following after the last full paragraph on page 92 of the Definitive Proxy Statement underneath the section titled “Background to the Business Combination”:

At the time of the execution of the Business Combination Agreement, Transocean had not proposed to executive officers of Valaris the terms of any post-closing roles for such executives, and none of the executive officers of Valaris are expected to continue in roles with Transocean following the Closing.

The disclosure beginning on page 101 of the Definitive Joint Proxy Statement under the heading “Description of the Business Combination – Opinion of Valaris’ Financial Advisor – Illustrative Asset Life Discounted Cash Flow Analysis” is hereby revised and supplemented as follows:

Valaris on a Standalone Basis. Using the Valaris Stand-Alone Projections, Goldman Sachs performed an illustrative asset life discounted cash flow analysis on Valaris to derive a range of illustrative present values per Valaris Share.

Using the mid-year convention for discounting cash flows and discount rates ranging from 11% to 13%, reflecting estimates of Valaris’ weighted average cost of capital, Goldman Sachs discounted to present value as of January 1, 2026 estimates of unlevered free cash flow for Valaris for the fiscal years 2026 through 2076 as reflected in the Valaris Stand-Alone Projections. Goldman Sachs derived such discount rates by application of the Capital Asset Pricing Model (“CAPM”), which requires certain company-specific inputs, including Valaris’ target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for Valaris, as well as certain financial metrics for the United States financial markets generally.

Goldman Sachs derived ranges of illustrative enterprise values for Valaris based on the ranges of present values it derived above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for Valaris the amount of Valaris’ net debt of approximately $501 million (calculated as total debt less cash and cash equivalents), non-controlling interest and unfunded pension liability and added the amount of Valaris’ equity method investment, in each case, as provided by and approved for Goldman Sachs’ use by the management of Valaris, to derive a range of illustrative equity values for Valaris. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding shares of Valaris of approximately 70 million, as provided by and approved for Goldman Sachs’ use by the management of Valaris, using the treasury stock method, to derive a range of illustrative present values per share ranging from $47.76 to $55.69.

Combined Company. Using the Valaris Management Projections, Goldman Sachs performed an illustrative asset life discounted cash flow analysis on the Combined Company to derive a range of illustrative present values of the Exchange Ratio to be paid per Valaris Share.

Using the mid-year convention for discounting cash flows and discount rates ranging from 10% to 12%, reflecting estimates of the Combined Company’s weighted average cost of capital, Goldman Sachs discounted to present value as of January 1, 2026, estimates of unlevered free cash flow for the Combined Company for the fiscal years 2026 through 2076 as reflected in the Valaris Management Projections. Goldman Sachs derived such discount rates by application of the CAPM, which requires certain company-specific inputs, including the Combined Company’s target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for the Combined Company, as well as certain financial metrics for the United States financial markets generally.

Goldman Sachs derived ranges of illustrative enterprise values for the Combined Company based on the ranges of present values it derived above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for the Combined Company the amount of the Combined Company’s net debt of approximately $5.170 billion (calculated as total debt, including the impact of finance lease liabilities, less cash and cash equivalents), non-controlling interest and unfunded pension liability and added the amount of the Combined Company’s equity method investment, in each case, as provided by and approved for Goldman Sachs’ use by the management of Valaris, to derive a range of illustrative equity values for the Combined Company. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding shares of the Combined Company of approximately 2.278 billion, expected to be outstanding following the consummation of the Business Combination, as provided by and approved for Goldman Sachs’ use by the management of Valaris, using the treasury stock method, and for Transocean’s exchangeable bonds assuming “if-converted” treatment. Goldman Sachs then multiplied the range of implied present value per share of the Combined Company by the Exchange Ratio. This analysis resulted in a range of implied present values of the Exchange Ratio to be paid per Valaris Share ranging from $53.93 to $66.54.

The disclosure beginning on page 102 of the Definitive Joint Proxy Statement under the heading “Description of the Business Combination – Opinion of Valaris’ Financial Advisor – Illustrative Discounted Cash Flow Analysis” is hereby revised and supplemented as follows:

Valaris on a standalone basis. Using the Valaris Stand-Alone Projections, Goldman Sachs performed an illustrative discounted cash flow analysis on Valaris to derive a range of illustrative present values per Valaris Share. Using the mid-year convention for discounting cash flows and discount rates ranging from 11% to 13%, reflecting estimates of Valaris’ weighted average cost of capital, Goldman Sachs discounted to present value as of January 1, 2026 (i) estimates of unlevered free cash flow for Valaris for the fiscal years 2026 through 2030 as reflected in the Valaris Stand-Alone Projections and (ii) a range of illustrative terminal values for Valaris, which were calculated by applying perpetuity growth rates ranging from 0.0% to 2.0%, to a terminal year estimate of the unlevered free cash flow to be generated by Valaris, as reflected in the Valaris Stand-Alone Projections (which analysis implied terminal year EBITDA exit multiples ranging from 4.4x to 6.4x). The range of perpetuity growth rates was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account the Valaris Stand-Alone Projections and market expectations regarding long-term real growth of gross domestic product and inflation. Goldman Sachs derived such discount rates by application of the CAPM, which requires certain company-specific inputs, including Valaris’ target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for Valaris, as well as certain financial metrics for the United States financial markets generally.

Goldman Sachs derived ranges of illustrative enterprise values for Valaris by adding the ranges of present values it derived above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for Valaris the amount of Valaris’ net debt of approximately $501 million (calculated as total debt less cash and cash equivalents), non-controlling interest and unfunded pension liability and added the amount of Valaris’ equity method investment, in each case, as provided by and approved for Goldman Sachs’ use by the management of Valaris, to derive a range of illustrative equity values for Valaris. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding shares of Valaris of approximately 70 million, as provided by and approved for Goldman Sachs’ use by the management of Valaris, using the treasury stock method, to derive a range of illustrative present values per share ranging from $45.49 to $64.66.

The Combined Company. Using the Valaris Management Projections, Goldman Sachs performed an illustrative discounted cash flow analysis on the Combined Company to derive a range of illustrative present values of the Exchange Ratio to be paid per Valaris Share.

Using the mid-year convention for discounting cash flows and discount rates ranging from 10% to 12%, reflecting estimates of the Combined Company’s weighted average cost of capital, Goldman Sachs discounted to present value as of January 1, 2026 (i) estimates of unlevered free cash flow for the Combined Company for the fiscal years 2026 through 2030 as reflected in the Valaris Management Projections and (ii) a range of illustrative terminal values for the Combined Company, which were calculated by applying perpetuity growth rates ranging from 0.0% to 2.0%, to a terminal year estimate of the unlevered free cash flow to be generated by the Combined Company, as reflected in the Valaris Management Projections (which analysis implied terminal year EBITDA exit multiples ranging from 5.7x to 8.6x). The range of perpetuity growth rates was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account the Valaris Management Projections and market expectations regarding long-term real growth of gross domestic product and inflation. Goldman Sachs derived such discount rates by application of the CAPM, which requires certain company-specific inputs, including the Combined Company’s target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for the Combined Company, as well as certain financial metrics for the United States financial markets generally.

Goldman Sachs derived ranges of illustrative enterprise values for the Combined Company by adding the ranges of present values it derived above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for the Combined Company the amount of the Combined Company’s net debt of approximately $5.170 billion (calculated as total debt, including the impact of finance lease liabilities, less cash and cash equivalents), non-controlling interest and unfunded pension liability and added the amount of the Combined Company’s equity method investment, in each case, as provided by and approved for Goldman Sachs’ use by the management of Valaris, to derive a range of illustrative equity values for the Combined Company. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding shares of the Combined Company of approximately 2.281 billion, expected to be outstanding following the consummation of the Business Combination as provided by and approved for Goldman Sachs’ use by the management of Valaris, using the treasury stock method, and for Transocean’s exchangeable bonds assuming “if-converted” treatment. Goldman Sachs then multiplied the range of implied present value per share of the Combined Company by the Exchange Ratio. This analysis resulted in a range of implied present values of the Exchange Ratio to be paid per Valaris Share ranging from $55.67 to $89.21.

The disclosure beginning on page 103 of the Definitive Joint Proxy Statement under the heading “Description of the Business Combination – Opinion of Valaris’ Financial Advisor – Illustrative Present Value of Future share price Analysis” is hereby revised and supplemented as follows:

Valaris on a standalone basis. Using the Valaris Stand-Alone Projections, Goldman Sachs performed an illustrative analysis of the implied present value of an illustrative future value per Valaris Share. For this analysis, Goldman Sachs first calculated the implied enterprise value for Valaris as of December 31 for each of the fiscal years 2026 through 2027, by applying a range of multiples of illustrative enterprise value (“EV”) to next twelve month (“NTM”) EBITDA (“EV/NTM EBITDA”) of 5.0x to 7.0x to estimates of Valaris’ NTM EBITDA for each of the fiscal years 2026 through 2027. This illustrative range of EV/NTM EBITDA multiple estimates was derived by Goldman Sachs utilizing its professional judgment and experience, taking into account current and historical EV/NTM EBITDA multiples for Valaris.

Goldman Sachs then subtracted the amount of Valaris’ net debt of approximately $776 million and $372 million, respectively (calculated as total debt less cash and cash equivalents), non-controlling interest and unfunded pension liability and added the amount of Valaris’ equity method investment for each of the fiscal years 2026 to 2027, each as provided by and approved for Goldman Sachs’ use by the management of Valaris, from the respective implied enterprise values in order to derive a range of illustrative equity values as of December 31 for Valaris for each of the fiscal years 2026 to 2027. Goldman Sachs then divided these implied equity values by the projected year-end number of fully diluted outstanding Valaris Shares for each of fiscal years 2026 to 2027, of approximately 70 million and 70 million, respectively, calculated using information provided by and approved for Goldman Sachs’ use by the management of Valaris, to derive a range of implied future values per Valaris Share. Goldman Sachs then added the cumulative dividends per Valaris Share expected to be paid to holders of the outstanding Valaris Shares through the end of each of fiscal years 2026 to 2027 using the Valaris Stand-Alone Projections. Goldman Sachs then discounted these implied future equity values per Valaris Share to January 1, 2026, using an illustrative discount rate of 13.2%, reflecting an estimate of Valaris’ cost of equity. Goldman Sachs derived such discount rate by application of the CAPM, which requires certain company-specific inputs, including a beta for Valaris, as well as certain financial metrics for the United States financial markets generally. This analysis resulted in a range of implied present values of $51.00 to $73.64 per Valaris Share.

The Combined Company. Using the Valaris Management Projections, Goldman Sachs performed an illustrative analysis of the implied present value of an illustrative future value of the Exchange Ratio to be paid per Valaris Share.

For this analysis, Goldman Sachs first calculated the implied enterprise value for the Combined Company as of December 31 for each of the fiscal years 2026 through 2027, by applying a range of multiples of illustrative EV/NTM EBITDA of 5.75x to 7.75x to estimates of the Combined Company’s NTM EBITDA for each of the fiscal years 2026 through 2027. This illustrative range of EV/NTM EBITDA multiple estimates was derived by Goldman Sachs utilizing its professional judgment and experience, taking into account current and historical EV/NTM EBITDA multiples for Valaris and Transocean.

Goldman Sachs then subtracted the amount of the Combined Company’s net debt of approximately $4.960 billion and $3.835 billion, respectively (calculated as total debt, including the impact of finance lease liabilities, less cash and cash equivalents), non-controlling interest and unfunded pension liability and added the amount of the Combined Company’s equity method investment for each of the fiscal years 2026 to 2027, each as provided by and approved for Goldman Sachs’ use by the management of Valaris, from the respective implied enterprise values in order to derive a range of illustrative equity values as of December 31 for the Combined Company for each of the fiscal years 2026 to 2027. Goldman Sachs then divided these implied equity values by the projected year-end number of fully diluted outstanding shares of the Combined Company for each of fiscal years 2026 to 2027, of approximately 2.281 billion and 2.285 billion, respectively, calculated using information provided by and approved for Goldman Sachs’ use by the management of Valaris, to derive a range of implied future values per share of the Combined Company. Goldman Sachs then added the cumulative dividends per share of the Combined Company expected to be paid to holders of shares of the Combined Company through the end of each of fiscal years 2026 to 2027 using the Valaris Management Projections. Goldman Sachs then discounted these implied future equity values per share of the Combined Company to January 1, 2026, using an illustrative discount rate of 13.6%, reflecting an estimate of the Combined Company’s cost of equity. Goldman Sachs derived such discount rate by application of the CAPM, which requires certain company-specific inputs, including a beta for the Combined Company, as well as certain financial metrics for the United States financial markets generally. Goldman Sachs then multiplied the range of implied present value per share of the Combined Company by the Exchange Ratio. This analysis resulted in a range of implied present values of the Exchange Ratio to be paid per Valaris Share ranging from $49.58 to $85.23.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of the federal securities laws, including, but not limited to, those statements related to the proposed transaction, including financial estimates and statements as to the expected timing, completion and effects of the proposed transaction. These forward-looking statements are generally identified by the words “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “project,” “might,” “could,” “expect,” “estimate,” “intend,” “strategy,” “plan,” “predict,” “potential,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, although not all forward-looking statements contain these identifying words.

Any statements about Transocean’s, Valaris’ or the combined company’s plans, objectives, expectations, strategies, beliefs or future performance or events constitute forward-looking statements. These forward-looking statements, including statements regarding the proposed transaction, are based on Transocean’s and Valaris’ current expectations, estimates, projections and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that may differ materially from those expressed or implied by such forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. There is no assurance that these future events will occur as anticipated or that our results, estimates or assumptions will be correct, and we caution investors and all others not to place undue reliance on such forward-looking statements. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties, many of which are beyond Transocean’s and Valaris’ control.

Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) the completion of the proposed transaction on the anticipated terms and timing, or at all, including obtaining regulatory and shareholder approvals, and the satisfaction of other conditions to the completion of the proposed transaction as well as the failure to realize anticipated benefits of the proposed transaction; (ii) potential litigation relating to the proposed transaction, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the proposed transaction (including the ability of certain counterparties of Valaris to terminate or amend contracts upon a change of control) will harm Transocean’s or Valaris’ business, including current plans and operations, including during the pendency of the proposed transaction; (iv) the ability of Transocean or Valaris to retain and hire key personnel, to retain customers or maintain relationships with their respective suppliers, customers and partners; (v) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (vii) legislative, regulatory and economic developments; (viii) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect Transocean’s or Valaris’ financial performance as well as unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies, expansion and growth of Transocean’s or Valaris’ businesses; (ix) the inability of Transocean and Valaris to achieve expected synergies from the transaction or that it may take longer or be more costly than expected to achieve those synergies; (x) an inability to de-leverage on the expected timeline, or at all; (xi) the imposition of any terms and conditions on any required governmental and regulatory approvals that could reduce the anticipated benefits to Transocean and Valaris of the acquisition; (xii) the inability to successfully integrate Valaris’ operations with those of Transocean without unexpected cost or delay; (xiii) certain restrictions during the pendency of the proposed transaction that may impact Transocean’s or Valaris’ ability to pursue certain business opportunities or strategic transactions; (xiv) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, outbreaks of war or hostilities or public health issues, as well as management’s response to any of the aforementioned factors; (xv) the impact of inflation, tariffs, rising interest rates, and global conflicts, including disruptions in European economies as a result of the Ukrainian/Russian conflict and the ongoing conflicts in the Middle East, the relationship between China and Taiwan and ongoing trade disputes between the United States and China; (xvi) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xvii) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, including in circumstances requiring Transocean or Valaris to pay a termination fee; (xviii) the risk that Transocean’s or Valaris’ share price may decline significantly if the proposed transaction is not consummated; (xix) there may be liabilities that are not known, probable or estimable at this time or unexpected costs, charges or expenses; (xx) commodity price fluctuations and volatility, customer demand, loss of a significant customer or customer contracts, downtime and other risks associated with offshore rig operations and changes in worldwide rig supply; (xxi) adverse weather or major natural disasters, including hurricanes; (xxii) the global and regional supply and demand for oil and gas; (xxiii) fluctuation of current and future prices of oil and gas; (xxiv) intention to scrap certain drilling rigs; (xxv) demand, competition and technology, supply chain and logistics challenges, consumer preferences for alternative fuels and forecasts or expectations regarding the global energy transition, changes in customer strategy and future levels of offshore drilling activity; (xxvi) estimated duration of customer contracts and contract dayrate amounts, future contract commencement dates and locations, planned shipyard projects and other out-of-service time, sales of drilling units, the cost and timing of mobilizations and reactivations, operating hazards and delays, weather-related risks, risks associated with international operations, actions by customers and other third parties; (xxvii) increasing regulatory complexity, general economic, market, business and industry conditions, trends and outlook, general political conditions, including political tensions, conflicts and war, cybersecurity attacks and threats, uncertainty around the use and impacts of artificial intelligence applications, the effects of contagious illnesses including the spread of and mitigation efforts by governments, businesses and individuals and other factors, including those risks and uncertainties found in Transocean’s and Valaris’ respective filings with the SEC, including the risk factors discussed in Transocean’s and Valaris’ most recent Annual Reports on Form 10-K, as updated by their Quarterly Reports on Form 10-Q and future filings with the SEC from time to time, which are available via the SEC’s website at www.sec.gov; and (xxviii) those risks that will be described in future filings with the SEC and available from the sources indicated below.

There can be no assurance that the proposed transaction will be completed, or if it is completed, that it will close within the anticipated time period. While the list of factors presented here is, and the list of factors presented in the joint proxy statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties and should be read in conjunction with the other forward-looking statements. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made and we undertake no obligation to update, and expressly disclaim any obligation to update, any forward-looking statements, or any other information in this communication, whether resulting from developments, circumstances or events that arise after the date the statements are made, new information, or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we may have expressed or implied by these forward-looking statements. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us.

Important Additional Information and Where to Find It

The transaction relates to the proposed business combination of Transocean and Valaris pursuant to the terms of the Business Combination Agreement, dated as of February 9, 2026, and is being made by way of a scheme of arrangement pursuant to section 99 of the Companies Act 1981, as amended, under the laws of Bermuda. In connection therewith, Transocean and Valaris filed a joint definitive proxy statement on Schedule 14A with the SEC on October 14, 2026. The joint definitive proxy statement was mailed or otherwise disseminated to shareholders of each of Transocean and Valaris seeking their approval of the parties’ respective transaction-related proposals. None of the securities to be issued pursuant to the scheme of arrangement are anticipated to be registered under the U.S. Securities Act or any state securities laws, and any securities issued in the transaction are anticipated to be issued in reliance upon an exemption from such registration requirements pursuant to Section 3(a)(10) of the U.S. Securities Act and applicable exemptions under state securities laws.

INVESTORS AND SHAREHOLDERS OF TRANSOCEAN AND VALARIS ARE URGED TO READ THE JOINT PROXY STATEMENT, THE BUSINESS COMBINATION AGREEMENT, THE SCHEME DOCUMENT AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, THE PARTIES TO THE PROPOSED TRANSACTION AND RELATED MATTERS.

This communication does not constitute an offer to buy, or the solicitation of an offer to sell, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not a substitute for the joint proxy statement or any other document that Transocean or Valaris may file with the SEC and send to their respective shareholders in connection with the proposed transaction. Investors and shareholders will be able to obtain free copies of the joint proxy statement and other documents filed with the SEC by Transocean or Valaris through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Transocean will be available free of charge on Transocean’s website at www.deepwater.com under the tab “Investors” and under the heading “SEC Filings.” Copies of the documents filed with the SEC by Valaris will be available free of charge on Valaris’ website at www.valaris.com under the tab “Investors” and under the heading “Financials” and subheading “SEC Filings.”

This communication is not intended to constitute, and does not constitute, an offer or solicitation in or into Switzerland to purchase or invest in any securities, and no application has been made or will be made to admit any securities referred to herein to trading on any trading venue (i.e., exchange or multilateral trading facility) in Switzerland. Neither this communication nor any other offering or marketing material relating to the transaction described herein or any securities referred to herein constitutes a prospectus within the meaning of the Swiss Financial Services Act of June 15, 2018, as amended (the “FinSA”), or advertising within the meaning of the FinSA.

Neither this communication nor any other offering or marketing material relating to the transaction described herein or any securities referred to herein has been filed with or approved by any Swiss regulatory authority. In particular, no material relating to the transaction described herein or any securities referred to herein has been reviewed or approved by a Swiss reviewing body (Prüfstelle) pursuant to article 51 of the FinSA.

This communication is not subject to, and has not received approval from, either the Bermuda Monetary Authority or the Registrar of Companies of Bermuda and no statement to the contrary, explicit or implicit, is authorized to be made in this regard. Securities may be offered or sold in Bermuda only in compliance with the provisions of the Investment Business Act 2003 of Bermuda.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valaris Limited

Date: November 13, 2026	By:	/s/ Davor Vukadin
Davor Vukadin
Senior Vice President, General Counsel and Secretary